Exhibit 99.1

FOR IMMEDIATE RELEASE: Bank7 Corp. Announces 1Q 2020 Earnings

Oklahoma City, OK, April 30, 2020 – Bank7 Corp. (NASDAQ: BSVN) ("the Company"), the parent company of Oklahoma City-based Bank7 (the "Bank"), today reported unaudited results for the fiscal quarter ended March 31, 2020.  “Our first quarter financial results were very good, but before moving into the data, we start by acknowledging the current pandemic-induced environment and its terrible effect on all aspects of our lives.  We are especially mindful and grateful to our Bank7 teammates, and will continue to work together to support each other, our customers, and our communities. Working together, we will overcome this.  Regarding our financial results, you can see that we benefited from robust loan growth, and our ability to maintain a strong NIM, especially considering the collapse in interest rates,” said Thomas L. Travis, President and CEO of the Company.

Three months ended March 31, 2020 compared to three months ended March 31, 2019:

-	Pre-tax, pre-provision income of $7.4 million, an increase of 8.62%
-	Interest income on loans, including loan fee income, totaled $13.1 million, a 12.78% increase
-	Total assets of $974.4 million, an increase of 23.77%
-	Total loans of $785.7 million, an increase of 33.94%
-	Total deposits of $871.0 million, an increase of 26.84%

Additional Highlights

For the three months ended March 31, 2020 compared to three months ended March 31, 2019:

-	Cost of funds was 1.09%, a decrease of 21.17%
-	Average loans of $747.8 million, an increase of 27.52%
-	Core deposits of $757.7 million, an increase of 23.83%

Both the Bank’s and the Company’s capital levels continue to be significantly above the minimum levels required to be designated as “well-capitalized” for regulatory purposes.  At March 31, 2020 the Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 10.97%, 12.45%, and 13.56% respectively for the Bank.  At March 31, 2020 the Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 10.86%, 12.30%, and 13.41% respectively for the Company on a consolidated basis.  Designation as a well-capitalized institution under regulations does not constitute a recommendation or endorsement by bank regulators.

Pre-tax, pre-provision net income is defined as income before taxes and provision for loan losses. We believe the most directly comparable GAAP financial measure is income before taxes. Disclosure of this measure enables you to compare our operations to those of other banking companies before consideration of taxes and provision expense. We calculate our tax-adjusted net income, return on average assets, and return on average equity, and per share amounts by using a combined effective tax rate for federal and state income taxes of 25.3% and 25.0% in the first quarter of 2020 and 2019, respectively. We acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use. Other banking companies may use names similar to those we use for non-GAAP financial measures we disclose, but may calculate them differently. You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons. The following reconciliation table provides a more detailed analysis of these non-GAAP financial measures:

	Three months ended March 31,
(Dollars in thousands, except per share data)	2020	2019
Loan interest income (excluding loan fees)
Total loan interest income, including loan fee income	$13,106	$11,622
Loan fee income	(1,260)	(1,289)
Loan interest income excluding loan fee income	$11,846	$10,333

Average total loans	$747,774	$586,408
Yield on loans (including loan fee income)	7.05%	8.04%
Yield on loans (excluding loan fee income)	6.37%	7.15%

Net interest margin (excluding loan fees)
Net interest income	$11,432	$10,353
Loan fee income	(1,260)	(1,289)
Net interest income excluding loan fees	$10,172	$9,064

Average earning assets	$866,047	$745,739
Net interest margin (including loan fee income)	5.31%	5.63%
Net interest margin (excluding loan fee income)	4.72%	4.93%

Pre-tax, pre-provision net earnings
Net income before income taxes	$6,759	$6,821
Plus: Provision (reversal of) for loan losses	(650)	-
Pre-tax, pre-provision net earnings	$7,409	$6,821

Adjusted provision for income tax
Net income before income taxes	$6,759	$6,821
Total effective adjusted tax rate	25.3%	25.0%
Adjusted provision for income taxes	$1,708	$1,705

Tax-adjusted net income
Net income before income taxes	$6,759	$6,821
Adjusted provision for income taxes	1,708	1,705
Tax-adjusted net income	$5,051	$5,116

Tax-adjusted ratios and per share data
Tax-adjusted net income (numerator)	$5,051	$5,116

Average assets (denominator)	$874,803	$754,176
Tax-adjusted return on average assets	2.32%	2.75%

Average shareholders' equity (denominator)	$101,718	$90,813
Tax-adjusted return on average shareholders' equity	19.97%	22.85%

Average tangible common equity (denominator)	$99,957	$88,839
Tax-adjusted return on average tangible common equity	20.32%	23.35%

Weighted average common shares outstanding basic (denominator)	9,973,359	10,187,500
Tax-adjusted net income per common share--basic	$0.51	$0.50

Weighted average common shares outstanding diluted (denominator)	9,973,819	10,187,500
Tax-adjusted net income per common share--diluted	$0.51	$0.50

Tangible assets
Total assets	$974,350	$787,236
Less: Goodwill and intangibles	(1,737)	(1,943)
Tangible assets	$972,613	$785,293

Tangible shareholders' equity
Total shareholders' equity	$97,616	$93,753
Less: Goodwill and intangibles	(1,737)	(1,943)
Tangible shareholders' equity	$95,879	$91,810

Tangible shareholders' equity
Tangible shareholders' equity (numerator)	$95,879	$91,810
Tangible assets (denominator)	$972,613	$785,293
Tangible common equity to tangible assets	9.86%	11.69%

End of period common shares outstanding	9,264,412	10,187,500
Book value per share	$10.54	$9.20
Tangible book value per share	$10.35	$9.01
Total shareholders' equity to total assets	10.02%	11.91%

		Net Interest Margin Excluding Loan Fee Income
		For the Three Months Ended March 31,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$117,046	$398	1.37%	$158,068	$956	2.45%
Investment securities(2)	1,100	3	1.10	1,055	—	0.00
Loans held for sale	127	—	0.00	208	—	0.00
Total loans(3)	747,774	11,846	6.37	586,408	10,333	7.15
Total interest-earning assets	866,047	12,247	5.69	745,739	11,289	6.14
Noninterest-earning assets	8,756			8,437
Total assets	$874,803			$754,176

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$342,406	1,010	1.19%	$285,289	1,299	1.85%
Time deposits	205,085	1,065	2.09	192,499	925	1.95
Total interest-bearing deposits	547,491	2,075	1.52	477,788	2,224	1.89
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	547,491	2,075	1.52	477,788	2,224	1.89

Noninterest-bearing liabilities:
Noninterest-bearing deposits	221,000			179,801
Other noninterest-bearing liabilities	4,594			5,774
Total noninterest-bearing liabilities	225,594			185,575
Shareholders’ equity	101,718			90,813
Total liabilities and shareholders’ equity	$874,803			$754,176

Net interest income including loan fee income		$10,172			$9,064
Net interest spread including loan fee income(4)			4.16%			4.25%
Net interest margin including loan fee income			4.72%			4.93%

	Net Interest Margin With Loan Fee Income
	For the Three Months Ended March 31,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$117,046	$398	1.37%	$158,068	$956	2.45%
Investment securities(2)	1,100	3	1.10	1,055	—	0.00
Loans held for sale	127	—	0.00	208	—	0.00
Total loans(3)	747,774	13,106	7.05	586,408	11,622	8.04
Total interest-earning assets	866,047	13,507	6.27	745,739	12,578	6.84
Noninterest-earning assets	8,756			8,437
Total assets	$874,803			$754,176

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$342,406	1,010	1.19%	$285,289	1,299	1.85%
Time deposits	205,085	1,065	2.09	192,499	925	1.95
Total interest-bearing deposits	547,491	2,075	1.52	477,788	2,224	1.89
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	547,491	2,075	1.52	477,788	2,224	1.89

Noninterest-bearing liabilities:
Noninterest-bearing deposits	221,000			179,801
Other noninterest-bearing liabilities	4,594			5,774
Total noninterest-bearing liabilities	225,594			185,577
Shareholders’ equity	101,718			90,813
Total liabilities and shareholders’ equity	$874,803			$754,176

Net interest income excluding loan fee income		$11,432			$10,353
Net interest spread excluding loan fee income(4)			4.75%			4.95%
Net interest margin excluding loan fee income			5.31%			5.63%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

Bank7 Corp.
Consolidated Balance Sheets

Dollars in thousands, exceper per share data	Unaudited as of
	March 31,	December 31,
Assets	2020	2019

Cash and due from banks	$148,626	$117,128
Interest-bearing time deposits in other banks	30,102	30,147
Loans, net	777,220	699,458
Loans held for sale	-	1,031
Premises and equipment, net	9,644	9,624
Nonmarketable equity securities	1,089	1,100
Goodwill and intangibles	1,737	1,789
Interest receivable and other assets	5,932	6,115

Total assets	$974,350	$866,392

Liabilities and Shareholders’ Equity

Deposits
Noninterest-bearing	$254,735	$219,221
Interest-bearing	616,221	538,262

Total deposits	870,956	757,483

Income taxes payable	1,817	357
Interest payable and other liabilities	3,961	8,426

Total liabilities	876,734	766,266

Common stock	93	101
Additional paid-in capital	92,571	92,391
Retained earnings	4,952	7,634

Total shareholders’ equity	97,616	100,126

Total liabilities and shareholders’ equity	$974,350	$866,392

Bank7 Corp.
Consolidated Statements of Income

	Unaudited as of
	Quarter Ended
	March 31,
Dollars in thousands, exceper per share data	2020	2019
Interest Income
Loans, including fees	$13,106	$11,622
Interest-bearing time deposits in other banks	162	417
Interest-bearing deposits in other banks	239	538

Total interest income	13,507	12,577

Interest Expense
Deposits	2,075	2,224

Total interest expense	2,075	2,224

Net Interest Income	11,432	10,353

Provision for Loan Losses	650	-

Net Interest Income After Provision for Loan Losses	10,782	10,353

Noninterest Income
Secondary market income	38	37
Service charges on deposit accounts	119	60
Other	173	126

Total noninterest income	330	223

Noninterest Expense
Salaries and employee benefits	2,474	2,171
Furniture and equipment	216	159
Occupancy	461	343
Data and item processing	276	262
Accounting, marketing and legal fees	126	147
Regulatory assessments	23	32
Advertising and public relations	269	186
Travel, lodging and entertainment	53	42
Other	455	413

Total noninterest expense	4,353	3,755

Income Before Taxes	6,759	6,821
Income tax expense	1,708	1,705
Net Income	$5,051	$5,116

Earnings per common share - basic	$0.51	$0.50
Diluted earnings per common share	0.51	0.50
Weighted average common shares outstanding - basic	9,973,359	10,187,500
Weighted average common shares outstanding - diluted	9,973,819	10,187,500

About Bank7 Corp.

We are Bank7 Corp., a bank holding company headquartered in Oklahoma City, Oklahoma. Through our wholly-owned subsidiary, Bank7, we operate nine locations in Oklahoma, the Dallas/Fort Worth, Texas metropolitan area and Kansas. We are focused on serving business owners and entrepreneurs by delivering fast, consistent and well-designed loan and deposit products to meet their financing needs. We intend to grow organically by selectively opening additional branches in our target markets as well as pursue strategic acquisitions.

Conference call

Bank7 Corp. has scheduled a conference call to discuss its first quarter results, which will be broadcast live over the Internet, on Thursday, April 30 at 3:00 p.m. Eastern Time. To participate in the call, dial 1-888-348-6421, or access it live over the Internet at https://www.webcaster4.com/Webcast/Page/2179/34185.   For those not able to participate in the live call, an archive of the webcast will be available at https://www.webcaster4.com/Webcast/Page/2179/34185 shortly after the call for 1 year.

Cautionary Statements Regarding Forward-Looking Information

This communication contains a number of forward-looking statements. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved.

These forward-looking statements are subject to significant uncertainties because they are based upon:  the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters.  These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators.  Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.

About Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures, including tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table above in this communication for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this communication to their most directly comparable GAAP financial measures.

Contact:

Thomas Travis
President & CEO
(405) 810-8600